                                                                      Exhibit 24

                                POWER OF ATTORNEY

     Each of the persons whose signature appears below hereby constitutes and appoints John M. Davison and G. Mary Ruby, and each of them severally, as his true and lawful attorney or attorneys with power of substitution and re-substitution to sign in his name, place and stead in any and all such capacities the 10-K, including the French language version thereof, and any and all amendments thereto and documents in connection therewith, and to file the same with the SEC and such other regulatory authorities as may be required, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform, in the name and on behalf of each of the directors of the Corporation, every act whatsoever which such attorneys, or either of them, may deem necessary or desirable to be done in connection therewith as fully and to all intents and purposes as such director of the Corporation might or could do in person.


Dated this 28th day of March, 2000

     Signature                      Title
     ---------                      -----


/s/ BRADLEY J. WECHSLER        Co-Chairman of the Board and Co-Chief
------------------------       Executive Officer (Principal Executive
    Bradley J. Wechsler        Officer)

/s/ RICHARD L. GELFOND         Co-Chairman of the Board and Co-Chief
------------------------       Executive Officer (Principal Executive
    Richard L. Gelfond         Officer)

/s/ MICHAEL J. BIONDI          Non Executive Chairman of the Board and Director
------------------------
    Michael J. Biondi


/s/ KENNETH G. COPLAND         Director
------------------------
    Kenneth G. Copland


/s/ J. TREVOR EYTON            Director
------------------------
    J. Trevor Eyton


/s/ GARTH M. GIRVAN            Director
------------------------
    Garth M. Girvan

     Signature                      Title
     ---------                      -----


 /s/ G. EDMUND KING            Director
------------------------
     G. Edmund King


/s/ MURRAY B. KOFFLER          Director
-----------------------
     Murray B. Koffler


/s/ SAM REISMAN                Director
------------------------
     Sam Reisman


/s/ MARC A. UTAY               Director
------------------------
     Marc A. Utay


/s/ W. TOWNSEND ZIEBOLD        Director
------------------------
     W. Townsend Ziebold


/s/ JOHN M. DAVISON            President, Chief Operating Officer and
------------------------       Chief Financial Officer
     John M. Davison           (Principal Financial Officer)


/s/  MARK J. THORNLEY          Senior Vice President, Finance
------------------------       (Principal Accounting Officer)
     Mark J. Thornley